SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 15, 1998.

                                OMI Trust 1998-A
               (Exact name of registrant as specified in charter)


                       Pennsylvania 333-31441 23-2952445
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                       c/o PNC Bank, National Association
                           Corporate Trust Department
                           Attention: Judy Wisniewskie
                               1700 Market Street
                        Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (215) 585-8872

 _______________________________________________________________________________
         (Former name or former address, if changed since last report.)

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                                OMI Trust 1998-A

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1998-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1Monthly Remittance Report relating to the Distribution Date occurring on June 15, 1998.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   OMI TRUST 1998-A, Registrant

                                   By:  Oakwood Acceptance Corporation,
                                          as servicer


June 23, 1998                      /S DOUGLAS R. MUIR

                                     Douglas R. Muir
                                     Vice President

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                                     INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on June 15, 1998................................. 5-10